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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         SEPTEMBER 5, 2001
                                                 -------------------------------


                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-23359                                         59-3417812
--------------------------                --------------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)


     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (813) 884-0000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

         On September 5, 2001, John J. Ghaznavi was removed as Chairman and Chief Executive Officer of Anchor Glass Container Corporation (the "Registrant") by a vote of the majority of the members of the Board of Directors of the Registrant. Mr. Ghaznavi continues as a director of the Registrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANCHOR GLASS CONTAINER CORPORATION


                                              /s/ Dale A. Buckwalter
                                              ----------------------------------
                                              Dale A. Buckwalter
                                              Senior Vice President and
                                              Chief Financial Officer


Date: September 12, 2001